SCUDDER


Scudder Gold Fund

Supplement to Prospectus
dated November 1, 1996

The following text replaces the section entitled A team approach to investing under "Shareholder benefits" on page 19.

Scudder Gold Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund's portfolio. They are supported by Scudder's large staff of economists, research analysts, traders and other investment specialists who work in Scudder's offices across the United States and abroad. Scudder believes its team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Clay L. Hoes assumed responsibility for the Fund's day-to-day management in 1997. Mr. Hoes, who joined Scudder in 1996, has been involved in the investment industry since 1987 and has worked as a portfolio manager since 1996. William J. Wallace, Portfolio Manager, joined Scudder in 1987 and has 17 years of investment industry experience.


February 24, 1997